Exhibit 99.1

STIFEL FINANCIAL ANNOUNCES PROPOSED PUBLIC OFFERING OF SENIOR NOTES

ST. LOUIS, December 18, 2012 – Stifel Financial Corp. (NYSE: SF) today announced that it intends to commence the marketing of the Company’s senior notes due 2022 (the “Notes”).

The underwriters will be granted a 30-day option to purchase an additional amount of Notes to cover over-allotments, if any. The Notes will be issued pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission on Form S-3 and available for review on the Securities and Exchange Commission’s website at www.sec.gov. The net proceeds from this offering are intended for general corporate purposes.

Stifel Nicolaus Weisel, BofA Merrill Lynch and Morgan Stanley will act as joint book-running managers. Keefe, Bruyette & Woods, JMP Securities and US Bancorp will act as co-managers for the Notes.

This offering will be made only by the prospectus and prospectus supplement related to this offering. Copies of the preliminary prospectus supplement and the accompanying base prospectus, when available, may be obtained from Stifel Nicolaus Weisel, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21201 (443-224-1988); BofA Merrill Lynch, 222 Broadway, 7th Floor, New York, NY 10038, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com; or Morgan Stanley, 180 Varick Street, New York, NY 10014, Attn: Prospectus Department (866-718-1649).

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel clients are served through Stifel, Nicolaus & Company, Incorporated and through Stifel Nicolaus Weisel, the investment banking division of Stifel, Nicolaus & Company, Incorporated, in the U.S., through Stifel Nicolaus Canada Inc. in Canada, and through Stifel Nicolaus Europe Limited in the United Kingdom and Europe. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. offers trust and related services. To learn more about Stifel Financial, please visit the Company’s website at www.stifel.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon our current expectations and projections about future events. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, our past results of operations do not necessarily indicate our future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors, including our recently announced contemplated acquisition of KBW, Inc., which we anticipate closing in the first quarter of 2013; a material adverse change in our financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting our operations, pricing and services. Forward-looking statements speak only as to the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. We disclaim any intent or obligation to update these forward-looking statements.